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                              DALLAS SEMICONDUCTOR
                         STANDARD CONSULTING AGREEMENT

This Consulting Agreement ("Agreement") is entered into this 2nd day of February, 1999, by and between Litronic Corporation, a California corporation having its principal place of business located at 2030 Main Street, Suite 1250, Irvine, California 92614 ("Consultant"), and Dallas Semiconductor Corporation, a Delaware corporation having its principal place of business at 4401 South Beltwood Parkway, Dallas, Texas 75244-3292 ("Dallas").

1. Statement of Work

     a. A statement of work describing the consulting services to be provided by Consultant is attached hereto as Appendix A. The parties may agree to and execute supplemental statements of work to describe additional consulting services, each of which upon execution shall be deemed a part of this Agreement (collectively with Appendix A, "Statements of Work"). Supplemental Statements of Work shall be substantially in the form of Appendix B hereto. The consulting services described in the Statement of Work in Appendix A, supplemental Statements of Work executed by the parties, and any other consulting services provided by Consultant to Dallas (the "Services") shall be governed by the terms and conditions of this Agreement.

     b. Each Statement of Work may contain such additional terms and conditions as may be mutually agreed to by the parties, except that in the event of conflict between the terms of the Statement of Work and the terms of this Agreement, this Agreement shall govern and control.

 2. Payment for Services

     a. Fees, Price Protection. Dallas agrees to pay Consultant for the Services in accordance with the Fee Schedule set forth in the Statement of Work. The fees specified in the Statement of Work are the total fees and charges for the Services and may not be increased during the term of this Agreement except as the parties may agree in writing. Consultant represents that the price stated for the Services performed hereunder is at least as favorable as that charged to any other customer for the same or similar services.

     b. Travel Expenses. Consultant shall be reimbursed for all reasonable pre-approved travel expenses incurred in performance of the Services. Consultant shall obtain the written approval of Steve Curry, Director Software Engineering or Michael Bolan, Vice President of Marketing and Product Development before incurring such expenses. Dallas shall not be responsible for reimbursement of travel expense or other expenses that have not been pre-approved.

     c.  Invoices. Consultant shall invoice Dallas in accordance to the fee schedule in the Statement of Work. The invoice will detail the Services performed and expenses incurred during the applicable period. Dallas will pay the invoices within forty-five (45) days after receipt.

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     d.   Taxes. Consultant shall be responsible for the payment of all federal, state, and local taxes of any kind which are attributable to the compensation received by Dallas.

3. Obligations of Consultant

     a. Performance of Services. Consultant agrees to diligently perform the Services in a professional and ethical manner. Consultant may use any means necessary and appropriate to perform the Services; provided, however, that in no event shall Consultant take any action that may subject either Consultant or Dallas to civil or criminal liability. Unless otherwise expressly set forth in the Statement of Work, Consultant shall furnish at its own expense all resources, equipment, tools, and supplies necessary for the performance of the Services.

     b. Independent Contractor/Authority. Consultant shall be an independent contractor in all matters relating to the Services and this Agreement. Consultant shall not have, and shall not act as or hold itself out as a sales agent, distributor, officer, employee or representative of Dallas. Nor shall Consultant have the authority or act as or hold itself out as having the authority to legally bind Dallas to any agreement or sale or to make representations and warranties on behalf of Dallas. Dallas shall have no liability or responsibility with respect to income or other taxes or withholding in connection with payments made to Consultant hereunder. Dallas shall not be obligated to maintain any insurance for Consultant, including, without limitation, medical, dental, life or disability insurance. To the extent that Consultant employs others in providing services under this Agreement, Consultant agrees to comply with all applicable workers' compensation laws, to provide satisfactory evidence of such compliance to Dallas on request, and to indemnify and hold harmless Dallas from any liability or obligation in connection therewith.

     c. Work on Dallas's Premises. Consultant will ensure that its employees and agents will, whenever on Dallas's premises, obey all reasonable instructions and directions issued by Dallas.

     d. Key Personnel. The key personnel of Consultant shall be Bill Holmes, Scott Quinn and any other person designated as key personnel in a Statement of Work (the "Key Personnel"). The Key Personnel shall be responsible for the performance of the Services and devote such time as is reasonably necessary for the satisfactory performance of the Services. The Key Personnel is essential to the Services offered pursuant to this Agreement and should the Key Personnel no longer be active on Dallas's account or be employed by Consultant for whatever reason, Dallas shall have the right to terminate this Agreement on seven (7) days' written notice.

     e. Compliance. Consultant will be responsible for compliance with all applicable laws, rules, regulations, orders and ordinances of the United States of America and any other state or country with jurisdiction over Consultant or the Services, including without limitation all applicable import or export regulations and all licensing, disclosure or permitting requirements.

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6. Rights in Data and Works

     a. Works. During the performance of the Services or using the facilities or resources of Dallas or using the Confidential Information of Dallas, Consultant may create certain original works of authorship, such as reports, databases, files, displays, designs, computer programs, models, photographs, and Consultant may conceive, invent or reduce to practice certain ideas, know-how, technology, methods, processes, or inventions, whether patentable or not (the "Works"). Consultant shall promptly disclose to Dallas all Works.

     b. Ownership. Consultant agrees that Dallas shall own all rights and title in and to the Works, including rights under patent law, trade secret law and copyright law. Consultant agrees that the Works shall be considered "works made for hire" under applicable copyright law, to the extent possible. To the extent not deemed works made for hire and with respect to all other proprietary rights it may have to the Works, Consultant hereby assigns to Dallas all rights in and to Works and derivatives and improvements thereof, including all rights under patent law, copyright law, trade secrets and other proprietary rights. Consultant waives and/or release all rights of restraint and moral rights in the Works. Consultant further agrees to assist Dallas in every proper way, at Dallas' expense, to obtain and from time to time enforce patents, copyrights, trademarks or other proprietary rights in such Works in any and all countries, and Consultant will execute all documents for use in applying for and obtaining such rights and enforcing them as Dallas may desire, together with any assignments of them to Dallas or persons designated by it.

7. Warranties

     Consultant warrants the following with respect to Services performed:

     a. Non-Infringement of Third Party Rights. The Services and Works will not violate or in any way infringe upon or misappropriate the rights of third parties, including property, contractual, employment, or any proprietary rights, including, trademark, copyright or patent rights.

     b. Performance. Consultant shall perform the Services in a good and workmanlike manner in accordance with industry standards.

8. Termination

     a. Commencement and Renewal. This Agreement shall commence on the date set forth above and shall remain in effect for one year or for the duration that Services are performed for Dallas by Consultant, whichever event occurs later.

     b. Termination. Either party, upon giving thirty days prior written notice to the other party, may terminate this Agreement or any particular Statement of Work. Dallas shall remit to Consultant any undisputed amounts due and owing for Services rendered prior to the

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termination of the Agreement or the particular Statement of Work.

     c. Obligations Upon Expiration or Termination. Upon expiration or termination of this Agreement or a particular Statement of Work, Consultant shall promptly return to Dallas all Confidential Information and disclose all Works. Expiration or termination of this Agreement shall not relieve either party of its obligations regarding Confidential Information under Section 5.

9. Other Provisions

     a. General Indemnity. Consultant specifically agrees to indemnify and hold Dallas harmless with respect to any liabilities, claims or demands, including attorneys' fees, with respect to injuries to persons or damage to property resulting from Consultant's acts or omissions, and with respect to any costs, expenses, claims, assessments, penalties, additions to tax, damages and losses, including attorneys' fees, arising from any default or other breach of this Agreement by Consultant. Such right to indemnity under this Agreement shall be in addition to, rather than to the exclusion of, the rights of Dallas at law or in equity.

     b. Applicable Law. This Agreement will be governed by the laws of the State of Texas and controlling U.S. Federal law, without regard to its choice of law provisions. Any action to enforce this Agreement must be brought in the courts of Dallas County, Texas, and Consultant consents to the exclusive personal jurisdiction and venue in such courts.

     c. Severability. If any provision of this Agreement is found to be invalid or unenforceable, the unenforceable provision shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely approximating the intention of the parties as expressed herein.

     d. Entire Agreement/Modification. This Agreement (i) is the complete agreement of the parties concerning the subject matter hereof; and (ii) may not be modified or amended except by a written instrument signed by both parties hereto. A waiver by either party of any term or condition of this Agreement in any instance shall not constitute a waiver of such term or condition for the future, or of any subsequent breach thereof.

     e. Nonassignment. Consultant shall not assign, delegate or subcontract the whole or any part of this Agreement without Dallas's prior written consent. Any subcontract made by Consultant with the consent of Dallas shall incorporate by reference all the terms of this Agreement. Consultant agrees to guarantee the performance of any subcontractor used in performance of the Services.

     f. Notices. Any notice or other communication required or permitted under this Agreement shall be given in writing and delivered by hand or by registered or certified mail, postage prepaid and return receipt requested, to the following persons (or their successors

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pursuant to due notice):

If to Dallas:       Brian M. Kraman
                    Contracts Administrator
                    4401 South Beltwood Parkway
                    Dallas, Texas 75244-3292
                    brian.kraman @ dalsemi.com
                    ---------------------------

If to Consultant:   Bill Holmes
                    Litronic Corporation
                    2030 Main Street, Suite 1250
                    Irvine, California 92614
                    bill.holmes @ litronic.com
                    ---------------------------

IN WITNESS WHEREOF, and in acknowledgment that the parties hereto have read and understood each and every provision hereof, the parties have executed this Agreement on the date first set forth above.

Dallas:

/S/ MICHAEL BOLAN
-------------------------------
Michael Bolan, V.P. marketing

2-12-99
----------------------------------------------
DATE

CONSULTANT:

             /S/----------------
--------------------------------
SIGNATURE

WILLIAM S. HOLMES
---------------------------
Printed Name

V.P. Sales & Marketing
--------------------------------
TITLE

2/9/99
---------------------------------------------
DATE

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APPENDIX A

STATEMENT OF WORK

1. Effective Date and Term

This Statement of Work shall be effective as of the 2nd day of February, 1999 and shall terminate on the 2nd day of February, 2000.

2. Services

Consultant shall provide consulting services for Dallas Semiconductor. These Services are to include:

     1.  Travel.  Consultant shall travel to Dallas' headquarters in Dallas,
         --------
Texas for one business day tentatively February 11th at Dallas' expense. Subject to Article 3(para. 2) Dallas may elect to reserve and pay for airfare and lodging in advance. Litronic representatives shall review, with Dallas' representatives in Dallas, issues which are at hand to assist Dallas in writing a Microsoft Crypto Service Provider API, which shall later be integrated into
NetSign and NetSign Pro(TM) (collectively "Consultant's Products").   VALUE:
$2,500.

     2.  Telephone Consultation.  Consultant shall provide eight (8) hours of
         ------------------------
on-call consultation with Dallas.   VALUE:  $2,500.

     3.  Integration.  Conditional upon Dallas' delivering a PKCS-l l API and at
         -----------
Dallas' sole discretion a PC/SC API (collectively "Materials"), Consultant, shall successfully integrate the Materials into Consultant' s Products, as proof of concept, and deliver the integrated Consultant's Products to Dallas for evaluation. This Article (2)(para. 3) Integration, shall not exceed a period of
                                       -----------
greater than forty-five (45) calendar days. In the event this Article (2)(para.
3) is not completed, Consultant shall forfeit and return $5,000 payable to
Dallas Semiconductor, which shall become due immediately.   VALUE:  $2,500.

3. Payment Schedule

     This Supplemental Statement of Work is a fixed price contract with three equal installments of $2,500; payable upon execution of this; Appendix A:

     Consultant shall be reimbursed for reasonable travel and communication expenses, upon receipt of proper documentation. Consultant shall obtain the prior approval of Dallas for all travel expenses.

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4. Other Provisions

     Upon successful and satisfactory integration of Materials, subject to completion of Article 2 of Materials into Consultant's product, Consultant will be granted a non-exclusive, non transferable, fully-paid-up license in and to the Materials by Dallas Semiconductor.



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APPENDIX B

SUPPLEMENTAL STATEMENT OF WORK

     This Supplemental Statement of Work is entered into as of this __________ day of ____________, ________,, by and between a Litronic Corporation, a California corporation, having a place of business located at, 2030 Main Street, Suite 1250, Irvine, California 92614 ("Consultant"), and Dallas Semiconductor Corporation, a Delaware corporation having a principal place of business at 4401 South Beltwood Parkway, Dallas, Texas 75244-3292 ("Dallas").

1. Relationship to Agreement

     This Supplemental Statement of Work is subject to all the terms and conditions of the Consulting Agreement between Dallas and Consultant ("Agreement").

2. Effective Date and Term

     This Supplemental Statement of Work shall be effective as of the date first written above and shall terminate on ________________.

3. Services


4. Payment Schedule

This Supplemental Statement of Work is:

_____ a fixed price contract ("FP"); or

_____ a time and materials Contract ("T&M").

Check one line above. If FP, such price shall be $_________; payable according to the following fee schedule:

If T&M, Consultant agrees that the aggregate time costs shall not exceed $ (at the

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applicable daily rate), and materials cost will not exceed $______________.

[Consultant shall be reimbursed for all reasonable out-of-pocket expenses not exceeding an allotment of $___________ per week incurred in performance of the Services. Consultant shall obtain the written approval of Dallas before incurring expenses in excess of this allotment.]

5. Other Provisions

     IN WITNESS WHEREOF, and in acknowledgment that the parties hereto have read and understood each and every provision hereof, the parties have executed thus Supplemental Statement of Work on the date first set forth above.

AGREED:

Dallas:

__________________________
SIGNATURE

__________________________
NAME

__________________________
TITLE

CONSULTANT:

__________________________
SIGNATURE

__________________________
NAME

__________________________
TITLE



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